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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: DECEMBER 4, 2006
                        (Date of earliest event reported)

                                IDEX CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                        1-10235                      36-3555336
   (State of                (Commission File Number)            (IRS Employer
 Incorporation)                                              Identification No.)


                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
              (Registrant's telephone number, including area code)


         Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 -- Regulation FD Disclosure.

On December 4, 2006, IDEX Corporation issued a press release announcing the acquisition of Toptech Systems, Inc., a leading provider of terminal automation systems used in the custody transfer and control of high value fluids and gases. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01 -- Financial Statements and Exhibits.

(d)  Exhibits

     99.1    Press release dated December 4, 2006


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IDEX CORPORATION



                                        By: /s/ Dominic A. Romeo
                                            ------------------------------------
                                            Dominic A. Romeo
                                            Vice President and Chief Financial
                                            Officer

December 6, 2006


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

99.1              Press release dated December 4, 2006